SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 26, 2004

MGM MIRAGE

(Exact name of registrant as specified in its charter)

DELAWARE	0-16760	88-0215232
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada	89109
(Address of Principal Executive Offices)	(Zip Code)

(702) 693-7120

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
Exhibit 99.1

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On January 26, 2004, MGM MIRAGE issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Text of Press Release, dated January 26, 2004, of the Registrant.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM MIRAGE

Date: January 26, 2004	By:	/s/ Bryan L. Wright

	Name:	Bryan L. Wright
	Title:	Vice President — Assistant General Counsel & Assistant Secretary